Exhibit 10.1

AMENDMENT NO. 1 TO AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

July 26, 2023

STIFEL, NICOLAUS & COMPANY, INCORPORATED

One South Street, 15th Floor

Baltimore, Maryland 21202

TRUIST SECURITIES, INC.

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

H.C. WAINWRIGHT & CO., LLC

430 Park Avenue

New York, NY 10022

BTIG, LLC

600 Montgomery Street

San Francisco, CA 94111

Ladies and Gentlemen:

This Amendment No. 1 (this “Amendment”) to At-The-Market Equity Offering Sales Agreement, dated as of July 28, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified in writing through the date hereof, the “Original Agreement” and as amended by this Amendment, the “Agreement”), is made and entered into as of the date hereof by and among Viking Therapeutics, Inc., a Delaware corporation (the “Company”), on the one hand, and Stifel, Nicolaus & Company, Incorporated (“Stifel”), Truist Securities, Inc. (“Truist”), H.C. Wainwright & Co., LLC (“HCW”) and BTIG, LLC (the “New Agent”), as sales agent and/or principal (each of Stifel, Truist and HCW, an “Original Agent” and, together, the “Original Agents,” and the Original Agents, together with the New Agent, the “Agents”). The Company and the Original Agents are referred to herein collectively as the “Original Parties.” The Company and the Agents are referred to herein individually as a “Party” and, collectively as the “Parties”. All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.

WHEREAS, the Original Parties wish to amend the Original Agreement in accordance with the terms of the Original Agreement and this Amendment; and

WHEREAS, pursuant to this Amendment, the New Agent shall (i) become a party to the Agreement as an Agent and (ii) agree to be bound by all of the provisions of the Original Agreement as if it had been an original signatory thereto as an Original Agent.

NOW, THEREFORE, in consideration of premises, and of the representations, warranties, covenants and agreements contained in the Agreement and herein, the Parties hereby agree as follows:

1.
The first paragraph of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Viking Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through Stifel, Nicolaus & Company, Incorporated (“Stifel”), Truist Securities, Inc. (“Truist”), H.C. Wainwright & Co., LLC (“HCW”) and BTIG, LLC (“BTIG”; each an “Agent” and together the “Agents”) as sales agent and/or principal, shares (the “Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), having an aggregate offering price of up to $200,000,000 on the terms set forth in Section 2 of this At-The-Market Equity Offering Sales Agreement (the “Agreement”). The Company agrees that whenever it determines to sell Shares directly to an Agent as principal, it will enter into a separate agreement with such Agent (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 3 of this Agreement.”

2.
The first paragraph of Section 1(a) of the Original Agreement is hereby deleted and replaced with the following:

“Compliance with Registration Requirements. The Company has filed or shall file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3, in respect of the Company’s Common Stock (including the Shares) (collectively, the “Securities”) not declared effective by the Commission earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, has or will become effective prior to the sale of Shares; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; the various parts of such registration statement, including all exhibits thereto and any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, or any subsequent registration statement on Form S-3 filed pursuant to Rule 415 under the Securities Act by the Company to cover any Shares, are hereinafter collectively called the “Registration Statement”; the prospectus or prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) under the 1933 Act is hereinafter called the “ATM Prospectus”; the Basic Prospectus, as may be amended or supplemented by the ATM Prospectus, is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the ATM Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; any reference to any amendment or supplement to the Basic Prospectus, the ATM Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and incorporated therein, in each case after the date of the Basic Prospectus, the ATM Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”.

3.
Section 5 of the Original Agreement is here by deleted in its entirety and replaced with the following:

“Payment of Expenses. The Company covenants and agrees with the Agents that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, ATM Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the cost of printing or producing this Agreement or any Terms Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all actual, reasonable and documented expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(b) hereof, including the actual, reasonable and documented fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any filing fees incident to, and the actual, reasonable and documented fees and disbursements of counsel for the Agents in connection with, any required review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Shares; (v) all fees and expenses in connection with listing or quoting the Shares on Nasdaq; (vi) the cost of preparing the Shares; (vii) the costs and charges of any transfer agent or registrar or any dividend distribution agent; (viii) the actual, reasonable and documented fees and disbursements of counsel to the Agents in an aggregate amount not to exceed $50,000 (which amount shall include all fees and disbursements of such counsel described in clauses (iii) and (iv) above) and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Section 7 hereof, the Agents will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.”

4.
Section 11 of the Original Agreement is hereby updated to add:

“BTIG, LLC

600 Montgomery Street

San Francisco, CA 94111

Attention: General Counsel

Telephone: (415) 248-2260

Email: IBLegal@btig.com”

5.
Schedule 1 to the Original Agreement is hereby updated to add:

“BTIG:
Brenna Cummings & Nicholas Nolan BTIGUSATMTrading@btig.com”

6.
Annex I to the Original Agreement is hereby deleted in its entirety and replaced with Annex I hereto.

7.
Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

8.
From and after the date hereof, BTIG shall be considered to be an Agent under the Original Agreement, as amended hereby, and agrees to be bound by the terms of the Original Agreement, as amended hereby.

9.
Entire Agreement; Amendment; Severability. This Amendment together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Upon effectiveness of this Amendment, each reference in the Original Agreement to the “Agreement,” “hereunder,” “herein” or words of like import shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

10.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW.

11.
Waiver of Jury Trial. The Company and the Agents hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

12.
Counterparts. This Amendment may be executed by any one or more of the Parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. This Amendment may be delivered by any party by facsimile, email or other electronic transmission.

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding among the Company and each Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Original Agreement between the Company and each Agent.

Very truly yours,
VIKING THERAPEUTICS, INC.
By:	/s/ Brian Lian, Ph.D.
Name:	Brian Lian, Ph.D.
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to At-the-Market Equity Offering Sales Agreement]

STIFEL, NICOLAUS & COMPANY, INCORPORATED
By:	/s/ Nicholas Oust
Name:	Nicholas Oust
Title:	Managing Director

[Signature page to Amendment No. 1 to At-the-Market Equity Offering Sales Agreement]

TRUIST SECURITIES, INC.
By:	/s/ Keith Carpenter
Name:	Keith Carpenter
Title:	Managing Director

[Signature page to Amendment No. 1 to At-the-Market Equity Offering Sales Agreement]

H.C. WAINWRIGHT & CO., llC
By:	/s/ Mark W. Viklund
Name:	Mark W. Viklund
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to At-the-Market Equity Offering Sales Agreement]

BTIG, llC
By:	/s/ Doug Kleinberg
Name:	Doug Kleinberg
Title:	Managing Director

[Signature page to Amendment No. 1 to At-the-Market Equity Offering Sales Agreement]

Annex 1

VIKING THERAPEUTICS, INC.

Common Stock
($0.00001 par value per share)

TERMS AGREEMENT

STIFEL, NICOLAUS & COMPANY, INCORPORATED

One South Street, 15th Floor

Baltimore, Maryland 21202

Attention: Dan Covatta

Telephone: (443) 224-1257

Email: dcovatta@stifel.com

TRUIST SECURITIES, INC.

3333 Peachtree Road NE, 11th Floor

Atlanta, Georgia 30326

Attention: Equity Syndicate Department

Email: dl.atm.offering@truist.com

H.C. WAINWRIGHT & CO., LLC

430 Park Avenue

New York, NY 10022

Attention: Head of Investment Banking

Email: atm@hcwco.com

BTIG, LLC

600 Montgomery Street

San Francisco, CA 94111

Attention: General Counsel

Telephone: (415) 248-2260

Email: IBLegal@btig.com

Ladies and Gentlemen:

Viking Therapeutics, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated July 28, 2021, as amended by that certain Amendment No. 1 to At-the-Market Equity Offering Sales Agreement, dated July 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified in writing through the date hereof, the “Sales Agreement”), among the Company, Stifel, Nicolaus & Company, Incorporated, Truist Securities, Inc., H.C. Wainwright & Co., LLC and BTIG, LLC, to issue and sell to [Stifel, Nicolaus & Company, Incorporated][Truist Securities, Inc.][H.C. Wainwright & Co., LLC] [BTIG, LLC] (the “Agent”) the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Agent the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]*.

[The Agent shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities. This option may be exercised by the Agent at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.]*

Each of the provisions of the Sales Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Applicable Time [and any Option Closing Date]*, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement (unless such representation or warranty specifies otherwise) [and] [,] the Settlement Date [and any Option Closing Date]* in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities]*, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

Very truly yours,

VIKING THERAPEUTICS, INC.

By:

Name:

Title:

Accepted as of the date hereof:

[STIFEL, NICOLAUS & COMPANY, INCORPORATED][TRUIST SECURITIES, INC.][[H.C. WAINWRIGHT & CO., LLC][BTIG, LLC]

By:

Name:

Title:

* Include only if the Agent has an over-allotment option.